Exhibit 10.7
DIGITAL TRANSFER AGENCY AGREEMENT
This Digital TRANSFER AGENCY AGREEMENT (this "Agreement") is entered into as of August 8,
2025 (the “Effective Date”), by and between Exodus Movement, Inc., a Delaware corporation
("Issuer"), and Superstate Services LLC, a Delaware Limited Liability Company ("Superstate" or
"Digital Transfer Agent"). Each of Issuer and Superstate may be referred to herein individually as a "Party" and collectively as the "Parties."
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions
For purposes of this Agreement, the following terms shall have the meanings set forth below:
1.1.1934 Act means the Securities Exchange Act of 1934, as amended.
1.2.Allowlist means a list of digital wallet addresses of persons or decentralized exchange pools maintained by Superstate which will be permitted to hold, transfer, or facilitate transferring of Tokenized Shares.
1.3.Authorized Person means any officer or employee of Issuer or Superstate identified and authorized to act under this Agreement.
1.4.Book-Entry Shares means Issuer’s shares recorded electronically without the issuance of physical certificates and/or digital tokens.
1.5.Certificated Shares means Issuer’s shares represented by physical stock certificates.
1.6.On chain Eligible Shares means shares that are recorded by the Digital
Transfer Agent; these exclude shares held at the DTC and Certificated Shares
A. These include Book Entry Shares and Tokenized Shares.
1.7.Recordkeeping Transfer Agent (“RTA”) means the entity engaged by the Issuer to maintain the master security holder file as its transfer agent with which
Superstate shall coordinate its services.
1.8.Subsidiary Security holder Records means the official ownership and transfer records maintained by Superstate with respect to Issuer’s On chain
Eligible Shares.
1.9.Tokenized Shares means Issuer’s Book-Entry Shares represented by digital tokens recorded on the Solana blockchain, Ethereum blockchain, or any other mutually agreed blockchains.
DIGITAL TRANSFER AGENCY AGREEMENT
1.10.Master Security holder File means the database shareholder record of ownership maintained by the RTA, inclusive of Certificated Shares, Book-Entry
Shares held at the DTC or RTA, and On chain Eligible Shares maintained by
Superstate as part of its Subsidiary Security holder Records.
1.11.DTC means The Depository Trust Company.
2.Scope of Services
2.1.Transfer Agency Services. Superstate shall provide transfer agency services for the Issuer as detailed within Schedule A attached (the “Transfer Agency
Services”), which may be amended mutually by the Parties from time to time, for the Issuer’s securities detailed within Schedule B attached (the “In-Scope
Securities”), which may be amended mutually by the Parties from time to time.
3.Fees
3.1.Service Fees. The Issuer shall pay Superstate $1 per year for performance of the
Services detailed within this Agreement and attached Schedules. This fee may be adjusted or renegotiated by mutual agreement.
3.2.Payment Terms. Fees shall be invoiced within thirty (30) days of Effective Date and are due to be paid within thirty (30) days.
4.Representations & Warranties
4.1.Issuer represents and warrants to Digital Transfer Agent:
4.1.1.It is duly organized, existing and in good standing under the laws of the jurisdiction in which it is organized;
4.1.2.It is empowered and able to enter into this Agreement, and its execution has been properly authorized;
4.1.3.A registration statement under the Securities Act of 1933 on behalf of the
Issuer with respect to shares subject to this Agreement is, or will be effective, upon the commencement date of services as set forth in this
Agreement.
4.2.Digital Transfer Agent represents and warrants to the Issuer:
4.2.1.It is duly organized, existing and in good standing under the laws of the jurisdiction in which it is organized;
DIGITAL TRANSFER AGENCY AGREEMENT
4.2.2.It is empowered and able to enter into this Agreement, and its execution has been properly authorized;
4.2.3.It is properly registered as a transfer agent pursuant to Section 17A(c)(2)
of the 1934 Act, in good standing, and such registration will remain in effect for the duration of this Agreement, and Digital Transfer Agent will promptly notify the Issuer in the event of any material change in its status as a registered transfer agent.
4.2.4.The provision by the Digital Transfer Agent of the Transfer Agency
Services shall at all times be conducted professionally and in compliance with all laws, rules and regulations applicable to the Digital Transfer Agent.
4.2.5.It will promptly notify the Issuer in the event that the Digital Transfer Agent is for any reason unable to perform any of its obligations under this
Agreement.
4.2.6.It will promptly notify the Issuer of any received, pending, or threatened material legal, regulatory, or administrative proceedings, examinations, inquiries, sweep requests, or investigations with respect to the Digital
Transfer Agent or the Transfer Agency Services (and any findings related thereto).
5.Standard of Care
5.1.Superstate shall perform its obligations with reasonable care, using a degree of diligence and skill that is customary for professional transfer agents providing transfer agency services. Superstate shall not be liable for any action taken or omitted in good faith, except to the extent caused by its gross negligence, willful misconduct, or bad faith.
6.Recordkeeping and Inspection Rights
6.1.Recordkeeping. Superstate shall maintain complete, current, and accurate
Subsidiary Security holder Records relating to its services under this
Agreement.
6.2.Inspection Rights. Issuer, the RTA, or any regulatory authority with appropriate jurisdiction, shall have the right to inspect, audit, and make copies of the
Subsidiary Security holder Records maintained by Superstate during normal business hours upon reasonable notice.
7.Term and Termination
DIGITAL TRANSFER AGENCY AGREEMENT
7.1.Term. This Agreement shall commence on the Effective Date and continue for two (2) years or until terminated as provided herein.
7.2.Automatic Renewal. If not renegotiated, this Agreement shall automatically renew with the same terms as provided herein.
7.3.Termination for Convenience. Either Party may terminate this Agreement upon sixty (60) days’ prior written notice.
7.4.Termination for Cause. Either Party may terminate immediately upon written notice in the event of a material breach by the other Party not cured within thirty
(30) days of notice.
7.5.Effect of Termination. Upon termination, Superstate shall deliver to Issuer all
Subsidiary Security holder Records and materials related to its services and, as requested by Issuer, (i) freeze the continued ability to transfer Tokenized Shares and coordinate with the RTA to allow holders of Tokenized Shares to redeem them for Certificated Shares or Book-Entry Shares and/or (ii) coordinate for an orderly transition to a third party transfer agent.
8.Confidentiality
8.1.Each Party agrees to maintain the confidentiality of all non-public information received from the other Party and use it solely for purposes under this
Agreement, except as otherwise required by law, rule or regulation.
9.Privacy and Data Protection
9.1.The Digital Transfer Agent affirms that it has, and will continue to have throughout the term of this Agreement, procedures in place that are reasonably designed to protect the privacy of non-public personal consumer/customer financial information to the extent required by applicable laws, rules and regulations. The Digital
Transfer Agent will implement and maintain a comprehensive written information security program that contains appropriate security measures to safeguard the personal information of the Issuer’s shareholders, employees, directors and/or officers that the Digital Transfer Agent receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) driver’s license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number or (f)
personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an
DIGITAL TRANSFER AGENCY AGREEMENT
individual’s account. Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.
10.Indemnification
10.1.Each Party agrees to indemnify, defend, and hold harmless the other Party from and against any claims arising out of (a) a material breach of this Agreement or
(b) gross negligence, willful misconduct, or bad faith of the indemnifying Party.
11.Limitation of Liability
11.1.Except for liabilities arising from gross negligence, willful misconduct, or breaches of confidentiality, neither Party shall be liable for indirect, incidental, or consequential damages.
12.Force Majeure
12.1.No Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of
God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes beyond the reasonable control of such Party; or
(v) nonperformance by a third party or any similar cause beyond the reasonable control of such Party, including without limitation, failures or fluctuations in telecommunications or other equipment; except, in each case, to the extent that the non-performing Party has failed to use its reasonable best efforts to minimize the likelihood of occurrence of such circumstances or to mitigate any loss or damage to the other Party caused by such circumstances, or, with respect to the
Digital Transfer Agent, the Digital Transfer Agent has not acted in accordance with the standard of care provided in Section 5 of this Agreement. In any such event, the non-performing Party shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.
13.Successors and Assigns
13.1.This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its
DIGITAL TRANSFER AGENCY AGREEMENT
rights or obligations under this Agreement without the prior written consent of the other Party, except that Issuer may assign this Agreement in connection with a merger, acquisition, or sale of substantially all of its assets without such consent.
14.Notices
14.1.Any notices, consents or other communications required or permitted to be sent or given hereunder by either of the Parties shall in every case be in writing and shall be deemed properly served if (i) delivered personally to a Party, (ii) sent to a
Party by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (iii) delivered to a Party by a recognized overnight courier service, (iv) sent to a Party via email or via other electronic means of communication identified as acceptable in this Agreement and agreed upon by the Parties, or (v) sent to a Party at the addresses as set forth below or at such other addresses as may be furnished in writing.
14.1.1.If to Superstate:
Superstate Services LLC
c/o Superstate Inc.
205 W 28th Street
Floor 8
New York, NY 10001
United States
Attention: Alexander Zozos
Email: ta@superstate.co
14.1.2.If to Issuer:
Exodus Movement, Inc.
15418 Weir Street. #333
Omaha, Nebraska 68137
Email: legal@exodus.io
14.2.Date of service of such notice shall be (w) the date such notice is personally delivered or sent by email, (x) three (3) business days after the date of mailing if sent by certified or registered mail, or (y) one (1) business day after date of delivery by the overnight courier if sent by overnight courier.
15.Dispute Resolution
15.1.Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by binding arbitration administered by the American Arbitration Association ("AAA") in accordance with
DIGITAL TRANSFER AGENCY AGREEMENT
its Commercial Arbitration Rules then in effect. The arbitration shall be conducted in New York, New York. The arbitration shall be conducted by a single arbitrator, unless the amount in controversy exceeds $1,000,000, in which case the arbitration shall be conducted by a panel of three arbitrators. The arbitrator(s) shall be selected in accordance with AAA procedures. The arbitration award shall be final and binding upon the parties and may be entered as a judgment in any court of competent jurisdiction. Each party shall bear its own costs and attorneys' fees, unless the arbitrator(s) determine otherwise. This arbitration clause shall survive the termination or expiration of this Agreement.
16.Miscellaneous
16.1.Independent Contractors.
The Parties are independent contractors and no agency, partnership, or joint venture relationship is intended.
16.2.Governing Law.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
16.3.Entire Agreement.
This Agreement constitutes the entire agreement between the Parties regarding its subject matter.
16.4.Amendments.
Any amendment must be in writing and executed by both Parties.
16.5.Counterparts.
This Agreement may be executed in counterparts, each of which is deemed an original but all of which together form one agreement.
Remainder of the Page Intentionally Left Blank – Signature Page Follows
DIGITAL TRANSFER AGENCY AGREEMENT
IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective
Date.
Superstate Services LLC
By: /s/ Alexander Zozos
Name: Alexander Zozos
Title: General Counsel
Exodus Movement, Inc.
By: /s/ James Gernetzke
Name: James Gernetzke
Title: CFO
DIGITAL TRANSFER AGENCY AGREEMENT
Schedule A - Digital Transfer Agency Services
1.Services Overview. Superstate shall serve as Digital Transfer Agent for the Issuer relating to Onchain Eligible Shares, including Tokenized Shares, and other Transfer
Agency Services described herein. To the extent permitted by applicable law and subject to its obligations set forth herein, Superstate may, in its sole discretion, use the services of a third party to perform some or all of such Transfer Agency Services, provided that
Superstate shall be ultimately responsible for the performance of any Transfer Agency
Services it provides directly or through the use of a third party and further provided that any such third party shall be a registered transfer agent to the extent such third party services are required to be provided by a registered transfer agent..
1.1.The Transfer Agency Services that shall be provided by Superstate consist of the services set out in this Agreement, which shall include maintaining records of ownership, generating (or “minting”) Tokenized Shares, effecting share transfers, maintaining current shareholder information, and facilitating shareholder communications, in coordination with the Issuer’s RTA.
2.Coordination Responsibilities. Superstate shall coordinate all Transfer Agency Services with the Issuer and the Issuer’s RTA to ensure consistent and accurate shareholder records.
2.1.Superstate will transmit information about purchases, exchanges, conversions, transfers and redemptions of Onchain Eligible Shares to corresponding accounts as is necessary for the RTA to maintain the Master Securityholder File, provided, however, that the Digital Transfer Agent will continue to maintain the record of
Shareholder Information for Onchain Eligible Shares as if it were the RTA.
2.2.The Parties and RTA will mutually agree to transmission procedures for communicating between Digital Transfer Agent, the Issuer, and RTA, and any changes thereto.
2.3.In the event that either of the Parities or the RTA receives regulatory, judicial or other similar requests for shareholder and share information, Digital Transfer
Agent and the Issuer agree to cooperate with each other and the RTA in responding to such inquiries.
3.Digital Transfer Agent Duties
3.1.Shareholder Information. Digital Transfer Agent shall at all times maintain a record of all owners of Onchain Eligible Shares, including the number of
Tokenized Shares held by each holder of record which shall include name, physical address and taxpayer identification number (the “Shareholder
DIGITAL TRANSFER AGENCY AGREEMENT
Information”). All Onchain Eligible Shares for all record holders recorded with the
Digital Transfer Agent will be held in uncertificated form.
3.2.Shareholder Services. Digital Transfer Agent will investigate all inquiries from shareholders of the Issuer relating to shareholder accounts holding Onchain Eligible
Shares and will respond to all communications from shareholders and others, including the RTA, relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between Digital
Transfer Agent and the Issuer. Digital Transfer Agent shall provide Issuer and
RTA, as needed, or as requested, with reports concerning shareholder inquiries and the responses thereto by Digital Transfer Agent, in such form and at such times as are agreed to by the Issuer and Digital Transfer Agent.
3.3.Shareholder Communication; Proxy Materials. As requested by the Issuer, the
Digital Transfer Agent will coordinate with the RTA to enable shareholder communication and proxy material distribution. The Digital Transfer Agent will provide any other assistance reasonably requested by the Issuer and RTA in coordinating the communication delivery as agent of the Issuer.
3.4.Allowlist. Superstate shall create, update, and maintain an Allowlist, and ensure that the smart contract(s) underlying the Tokenized Shares is/are programmed such that Tokenized Shares may only be transferred to or held by digital wallet addresses of persons or decentralized exchange pools on the Allowlist. Prior to adding a digital wallet or decentralized exchange pool to the Allowlist, Superstate shall have obtained and verified to its reasonable satisfaction (i) with respect to digital wallets, that the Shareholder Information with respect to the person that owns or controls the digital wallet address, and (ii) that the owner of the digital wallet, or the decentralized exchange pool, as applicable, has passed all anti-
money laundering and sanctions screening and processes, as required by applicable law and Superstate’s policies.
3.5.Share Actions
3.5.1.Minting and Burning Tokenized Shares. After receipt of a valid written instruction from a shareholder to make shares On chain Eligible Shares or to make shares no longer eligible, Digital Transfer Agent shall generate (or “mint”) or destroy (or “burn”) a Tokenized Share on the applicable blockchain, and update the Subsidiary Security holder
Records accordingly.
3.5.2.Suspension of Sale of Shares. Digital Transfer Agent shall not be required to issue any On chain Eligible Shares of Issuer where it has received a written instruction from the Issuer’s Authorized Person or official notice from any appropriate authority of competent jurisdiction that the
DIGITAL TRANSFER AGENCY AGREEMENT
issuance of the On chain Eligible Shares of the Issuer has been suspended or discontinued. The existence of such written instructions or such official notice shall be conclusive evidence of the right of the Digital
Transfer Agent to rely on such written instructions or official notice.
3.5.3.Purchase of Shares. To the extent an investor purchases On chain
Eligible Shares directly from the Issuer, the Digital Transfer Agent shall issue and record the ownership of the applicable investor.
3.5.4.Exchange or Transfer. Digital Transfer Agent shall, in coordination with the RTA, process all requests to transfer or convert On chain Eligible
Shares to or from the RTA consistent with duly received instructions.
3.5.5.Exchange or Transfer Denial
3.5.5.1.Digital Transfer Agent reserves the right to refuse to transfer On chain Eligible Shares until it is satisfied, in its reasonable discretion, that the endorsement on the instructions is valid and genuine.
3.5.5.2.Digital Transfer Agent reserves the right to refuse to transfer On chain Eligible Shares to investors or blockchain addresses that are not on the Allowlist.
3.5.5.3.Digital Transfer Agent also reserves the right to refuse to transfer
On chain Eligible Shares until it is satisfied that the requested transfer or repurchase is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or repurchases which Digital Transfer Agent in its reasonable good judgment, deems improper or unauthorized, or until it is
reasonably satisfied that there is no basis to any claims adverse to such transfer.
3.5.6.Tokenization and Detokenization of Shares. Issuer shall provide a letter to RTA instructing the creation of a record of the On chain Eligible Shares owned by each applicable investor (the “On chain Eligible Shares
Record”) for the Digital Transfer Agent, and authorizing Superstate to instruct RTA to debit or credit shares to the On chain Eligible Shares
Record. Upon Written Request from shareholder, Digital Transfer Agent shall coordinate with RTA to effect movement of Certificated Shares or
Uncertificated Shares held at the DTC or RTA, and update the On chain
Eligible Shares Record, or from the On chain Eligible Shares Record with the RTA to the DTC or RTA.
4.Dividends
DIGITAL TRANSFER AGENCY AGREEMENT
4.1.Upon Issuer’s declaration of a dividend and each capital gains or other distribution by the Board of Directors of the Issuer, the Issuer shall furnish or cause to be furnished to RTA a written instruction, setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the record date, the date of payment thereof, and the amount payable per Share. Such payment will be made in cash or additional Shares (or other agreed to form, such as stablecoins, in the future), at the election of each shareholder, as determined by the Issuer’s
Board of Directors.
4.2.Superstate will coordinate with the RTA to process dividends, payments, and tax forms according to the Issuer’s written instruction and in accordance with any applicable tax law or other laws, rules or regulations.
5.Lost Shareholders
5.1.Superstate shall perform such services as are required in order to comply with
Rules 17Ad-17 of the 1934 Act (the “Lost Shareholder Rule”).
5.2.Notwithstanding the prior Section, there is no obligation for Superstate to perform escheat services as these remain with the Issuer and/or RTA.
DIGITAL TRANSFER AGENCY AGREEMENT
Schedule B - In-Scope Securities
1. The following securities are issued by the Issuer and in-scope of this Agreement. The table below is not exhaustive or final and may be amended at time of billing or any time to reflect live activity and securities for which Transfer Agency Services or other services defined in this Agreement are being provided.

Security	Class	CUSIP	Ticker (if applicable)	Venues (if applicable)
Exodus Movement, Inc	. A	30209R106	EXOD	NYSE American
Exodus Movement, Inc	. B		N/A	N/A